Exhibit 10.18

Deed of Joinder

October 1, 2021

Reference is hereby made to the Shareholder Support Agreement and Deed, dated as of September 15, 2021 (as may be amended, restated or supplemented, the “Shareholder Support Agreement”), by and among, Prenetics Global Limited, a Cayman Islands exempted company (“PubCo”), Prenetics Group Limited, a Cayman Islands exempted company (the “Company”), Artisan Acquisition Corp., a Cayman Islands exempted company (“SPAC”), and certain other existing shareholders of the Company. Prudential Hong Kong Limited (the “Joining Party”) is the legal owner of the Company Shares set forth opposite its name on Schedule A hereto and intends to join the Shareholder Support Agreement, and each of PubCo, the Company and SPAC agrees for the Joining Party to join the Shareholder Support Agreement, by signing this Deed of Joinder (the “Deed of Joinder”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Shareholder Support Agreement.

By the execution of this Deed of Joinder, the parties hereto agree as follows:

1.            Agreement by the Joining Party. The Joining Party acknowledges receipt of, and having read, a copy of the Shareholder Support Agreement. The Joining Party hereby accepts and agrees to be bound by, and further covenants and agrees to comply with, all of the terms and conditions of the Shareholder Support Agreement, as if it were a Shareholder (as such term is defined in the Shareholder Support Agreement) under the Shareholder Support Agreement. The Joining Party shall be deemed to be a party to the Shareholder Support Agreement as of the date hereof and shall have all of the rights and obligations of a Shareholder thereunder as if it had executed the Shareholder Support Agreement.

2.            Agreement by PubCo, the Company and SPAC. Each of PubCo, the Company and SPAC hereby accepts the Joining Party as a party to the Shareholder Support Agreement as if the Joining Party were a Shareholder under the Shareholder Support Agreement.

3.            Notice. Any notice required or permitted by the Shareholder Support Agreement shall be given to the Joining Party at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

4.            Governing Law. This Deed of Joinder, and all claims or causes of action based upon, arising out of, or related to this Deed of Joinder or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the applicable of laws of another jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Deed of Joinder, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GLOBAL LIMITED

Signature:	/s/ Danny Yeung

Name:	Danny Yeung

Title:	CEO

In the presence of:

Witness

Signature:	/s/ Daphne Chu

Print Name:	Daphne Chu

[Signature Page to Deed of Joinder]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

PRENETICS GROUP LIMITED

Signature:	/s/ Danny Yeung

Name:	Danny Yeung

Title:	CEO

In the presence of:

Witness

Signature:	/s/ Daphne Chu

Print Name:	Daphne Chu

[Signature Page to Deed of Joinder]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

ARTISAN ACQUISITION CORP.

Signature:	/s/ Cheng Yin Pan

Name:	Cheng Yin Pan

Title:	Chief Executive Officer

In the presence of:

Witness

Signature:	/s/ Wong Po Yee

Print Name:	Wong Po Yee

[Signature Page to Deed of Joinder]

IN WITNESS WHEREOF, each party has duly executed and delivered this Deed of Joinder, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Prudential Hong Kong Limited

Signature:	/s/ Yung Kai Ming Derek

Name:	Yung Kai Ming Derek

Title:	Chief Executive Officer

In the presence of:

Witness:	/s/ Yau Sin Ching Karin

Name:	Yau Sin Ching Karin
Title:	Assistant Manager

[Signature Page to Deed of Joinder]